SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 1, 2007

UNITED RENTALS, INC. UNITED RENTALS (NORTH AMERICA), INC.
(Exact name of Registrants as Specified in their Charters)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(States or Other Jurisdiction of Incorporation)	(Commission file Numbers)	(IRS Employer Identification Nos.)

Five Greenwich Office Park, Greenwich, CT	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code (203) 622-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

          On August 1, 2007, United Rentals, Inc. (the “Company”) issued a press release to report its earnings and other financial results for the quarter ended June 30, 2007. A copy of the press release is being furnished with this report as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure.

           In response to investor inquiries following the release yesterday of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 (the “Form 10-Q”), the Company clarified that the July 2007 letter received from the staff of the Securities and Exchange Commission (the “SEC”), consistent with the staff’s recent practice, indicates that the staff will request authorization from the SEC to pursue settlement discussions with the Company. It is the Company’s expectation that it will be pursuing such discussions once the SEC authorizes the staff to engage in them. The Company believes that the letter represents a step towards the ultimate resolution of the matter. The Company cannot predict, however, what the SEC will authorize or the timing or outcome of any discussions. For a fuller description of matters relating to the SEC inquiry, please see the disclosure in the Form 10-Q.

           Certain statements in this report are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements generally can be identified by words such as “believes,” “expects,” or “anticipates.” Our businesses and operations are subject to a variety of risks and uncertainties, many of which are beyond our control, and, consequently, actual results may differ materially from those expected by any forward-looking statements. For a description of these and other possible uncertainties, please refer to our Annual Report on Form 10-K for the year ended December 31, 2006, as well as to our subsequent filings with the SEC, including the Form 10-Q. Our forward-looking statements contained herein speak only as of the date hereof, and we make no commitment to update or publicly release any revisions to forward-looking statements in order to reflect new information or subsequent events, circumstances or changes in expectations.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

99.1	Press release of United Rentals, Inc., dated August 1, 2007.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 2nd day of August, 2007.

UNITED RENTALS, INC.

By:	/s/ Roger E. Schwed

Name:	Roger E. Schwed
Title:	General Counsel

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Roger E. Schwed

Name:	Roger E. Schwed
Title:	General Counsel